UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2012

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 342-3400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K filed by Peabody Energy Corporation (the “Company”) on March 9, 2012 is being filed to provide disclosure regarding the Employment Agreement between the Company and Christopher J. Hagedorn that was entered into as of March 28, 2012.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Information regarding changes in roles and responsibilities of Richard A. Navarre and Eric Ford is incorporated herein by reference from Item 8.01 below.

(c) Information regarding the appointment of Christopher J. Hagedorn is incorporated herein by reference from Item 8.01 below.

On March 28, 2012, the Company and Mr. Hagedorn entered into an employment agreement pursuant to which he accepted employment as President Asia and Trading, commencing as of March 15, 2012. The employment agreement provides for an initial three-year term which automatically renews for a one-year period at the end of the initial term and, if applicable, any renewal period, unless written notice is given by either party at least 90 days before the end of the applicable period.

The employment agreement describes the compensation arrangements applicable to Mr. Hagedorn during his employment with the Company, which includes:

•	a base salary at the initial rate of $400,000;

•

an annual cash bonus in accordance with a program approved by the Board of Directors (his bonus opportunity for the 2012 fiscal year is 80% of his base salary with a maximum bonus opportunity of 150% of his base salary); and

•	eligibility to receive equity-based compensation awards under the Company’s equity incentive plans (the grant date value for such awards for the 2013 fiscal year is 100% of his base salary).

Following a termination of employment for any reason during the term of employment or any renewal period, Mr. Hagedorn will be entitled to receive: (1) base salary accrued but unpaid prior to such termination; (2) any reimbursable business expenses not yet reimbursed; (3) any vacation time accrued but unused as of the date of such termination; and (4) any benefits accrued and vested under any of the Company’s employee benefit programs, plans and practices on or prior to the date of termination. In addition:

•

If Mr. Hagedorn’s employment terminates due to retirement (as defined in the applicable plan), he will also be entitled to (a) any unpaid annual cash bonus earned by him with respect to the year immediately preceding the year of termination, and (b) a one-time prorated annual cash bonus for the year of termination.

•

In the event of disability (as defined in the employment agreement), the Company may terminate Mr. Hagedorn’s employment, in which case he will also be entitled to (i) any unpaid annual cash bonus earned by him with respect to the year immediately preceding the year of termination, and (ii) a one-time prorated annual cash bonus for the year of termination.

•

In the event of Mr. Hagedorn’s death during the term of employment or any renewal period, the Company will also pay to his beneficiaries or estate (x) any unpaid annual cash bonus earned by him with respect to the year immediately preceding the year of termination, and (y) a one-time prorated annual cash bonus for the year of his death.

•

If Mr. Hagedorn’s employment is terminated by the Company other than for cause, disability or death or by Mr. Hagedorn for good reason (as defined in the employment agreement), Mr. Hagedorn will also be entitled to the following benefits: (A) one times base salary; (B) one times the annual average of the actual cash bonuses paid to him for the three prior years; (C) six percent of base salary (to compensate for Company contributions he otherwise might have received under the Company’s retirement plan); (D) any unpaid annual cash bonus earned by him with respect to the year immediately preceding the year of termination; (E) a one-time prorated annual cash bonus for the year of termination; and (F) continuation of group health coverage (including medical, dental and vision benefits) for the 18 months following termination. Continuing benefit coverage will terminate to the extent he is offered or obtains comparable coverage from any other employer.

The employment agreement provides for confidentiality obligations during and following Mr. Hagedorn’s employment and includes noncompetition provisions that are effective during, and for one year following, his employment, and nonsolicitation provisions that are effective during, and for two years following, his employment.

The foregoing description is only a summary of certain provisions of the employment agreement, and is qualified in its entirety by reference to the employment agreement itself, which is filed as Exhibit 10.1 hereto and which is incorporated by reference herein.

Item 8.01 Other Events.

On March 7, 2012, Peabody Energy Corporation (“Peabody” or the “Company”) announced a new global organizational structure, with the creation of geographic business units in the Americas, Australia and Asia to reflect the growing size and scope of Peabody’s global footprint. The new organization positions the Company for maximum success amid unique geographic market conditions and opportunities, by committing dedicated business unit teams to manage all aspects of the platform including safety, operations, marketing, project delivery and support functions.

•

Richard A. Navarre has been named President – Americas, effective March 15, 2012. Navarre has nearly 30 years of experience including 19 years with Peabody. He most recently was President and Chief Commercial Officer and has held a number of other executive positions, including Chief Financial Officer.

•

Eric Ford has been named President—Australia, located in Brisbane, effective March 15, 2012. Ford has 41 years of extensive international management experience, including 10 years managing Australian operations. He most recently served as Peabody’s Executive Vice President and Chief Operating Officer.

•

Chris Hagedorn has been named President—Asia and Coal Trading, effective March 15, 2012. He most recently served as Peabody’s Senior Vice President of Global Sales and Trading Support, and he also has led Peabody’s Supply Chain Management and Business Performance functions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement entered into as of March 28, 2012 by and between Peabody Energy Corporation and Christopher J. Hagedorn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

April 3, 2012	By:	/s/ Kenneth L. Wagner
Name: Kenneth L. Wagner
Title: Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Agreement entered into as of March 28, 2012 by and between Peabody Energy Corporation and Christopher J. Hagedorn.

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